THE SPAIN FUND

ANNUAL REPORT
NOVEMBER 30, 1995



LETTER TO SHAREHOLDERS                                           THE SPAIN FUND
_______________________________________________________________________________

January 15, 1996

Dear Shareholder:

Following a relatively dull third quarter the Spanish equity market moved ahead strongly over the final quarter of 1995. Investor enthusiasm has been fueled by a reduction in short-term interest rates across Europe and the announcement of a general election to be held on March 3, 1996.

ELECTION OUTLOOK
It is the election campaign that is dominating investors' thinking going into 1996. The prospect of the first conservative administration since the restoration of democracy in Spain is generating considerable excitement in the business community. Current opinion polls show the conservative Partido Popular with a sufficient share of the vote to win an outright victory. However, the decision of Felipe Gonsalez to lead his party into the next election (he had been widely expected to step down) will probably result in some revival of the socialists' fortunes.

Our best guess at this time is that the Partido Popular will likely end up as the largest single party but will require support from some of the regional parties in order to command a majority in Parliament.

This would make some of the more sweeping reforms so clearly necessary-particularly in the area of employment law-more difficult to achieve and the price exacted from regional groups for their support would also be high. However, we look forward to the elections as a potential watershed in the Spanish political landscape and the first move towards a revival of a more entrepreneurial and liberal society.

MARKET REACTION
Probably at least as important from the perspective of the stock market, an election victory for the right would bring to power an administration with greater credibility as cost cutters able to tackle the country's deficit problem. Consequently, we would anticipate a revival of foreign interest in the Spanish bond market; we have already seen an increase in foreign purchases of Spanish bonds over the latter part of 1995. This should allow some reduction in the extraordinarily high 'real' interest rates currently available to cash and bond investors, which are around 5% for short-term and 6% for long-term money.

It has been the necessity to keep interest rates high in the face of a rising public borrowing requirement that has led to an attrition in asset values (especially property), declining consumer confidence and the relatively lackluster equity market performance of the past five years.

However, lower rates should prove the catalyst for an expansion of price earnings and cash flow multiples for the Spanish market. At a prospective 1996 cash flow multiple of only 4x, Spain is among the least expensive of the world's equity markets. At the same time, expected corporate earnings growth of around 12% for 1996 is above the world's average expected growth rate.

Of course, much of our positive outlook depends upon inflation remaining subdued. With a current inflation rate of 4.3% year-on-year, we see little upward pressure on prices at present and anticipate a decline to below 4% in 1996. If forecasters are to believe that Spain's notoriously high propensity to inflation has been eliminated for the longer term, we must see another year of wage restraint and firm action on the deficit. Until this happens, real interest rates will remain higher in Spain than in the rest of Europe.

PORTFOLIO INVESTMENTS
The Spain Fund's broadly fully invested portfolio reflects our optimism for future growth opportunities. We continue to emphasize growth stocks that should be major beneficiaries of the multiple expansion that we would expect from a decline in short-term interest rates.

In this regard, we maintain significant weighting in issues such as Alba, the diversified financial, retail and media conglomerate; Continente, the hypermarket group; and Viscofan, the sausage casings manufacturer that, despite some recent earnings disappointments, we believe offers substantial recovery potential.

We also look forward to further privatizations over the course of 1996, with Repsol, Argentaria and Tabacalera as likely candidates.

INVESTMENT RESULTS
For the twelve months ended November 30, 1995, The Spain Fund achieved a total return of +5.1% on a net asset value basis, which compares with the Madrid


1



                                                                 THE SPAIN FUND
_______________________________________________________________________________

General Index return of +14.7% over the same period with net dividends reinvested. Twelve-month performance versus the Index was restrained by the portfolio's holdings in smaller capitalization companies, which significantly underperformed large-cap companies.

Overall, our outlook is broadly optimistic for Spanish equities and we remain hopeful that a change of government in March could provide the catalyst for a significant stock market rally.

Sincerely,

Dave H. Williams
Chairman and President

Mark H. Breedon
Vice President and Portfolio Manager


2



TEN LARGEST EQUITY HOLDINGS
NOVEMBER 30, 1995                                                THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                         U.S. $VALUE  PERCENTOFNETASSETS
-------------------------------------------------------------------------------
Compania Telefonica Nacional de Espana, S.A.    $ 7,534,737         7.2%
Repsol, S.A.                                      5,862,844         5.6
Endesa                                            5,855,338         5.6
Banco Bilboa Vizcaya                              5,854,993         5.6
Corporacion Financiera Alba, S.A.                 5,583,255         5.3
Corporacion Mapfre, S.A.                          5,047,377         4.8
Iberdrola I, S.A.                                 4,973,738         4.7
Banco Intercontinental                            4,458,408         4.2
Argentaria Corporacion Bancaria de Espana, S.A.   4,095,127         3.9
Viscofan Envolturas Celulosicas                   3,967,607         3.8
                                                $53,233,424        50.7%


3



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                                                THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                         SHARES     U.S. $VALUE
----------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS96.0%
FINANCIAL SERVICES31.0%
BANKING23.0%
Argentaria Corporacion Bancaria de Espana,
  S.A. (a)                                     104,593     $ 4,095,127
Banco Bilboa Vizcaya (a)(b)                    177,500       5,854,993
Banco Central Hispanoamericano, S.A.           100,000       2,048,938
Banco de Andalucia                               6,400         882,869
Banco de Castilla                                1,500         663,491
Banco de Galicia                                 4,000         357,692
Banco de Santander, S.A.                        83,428       3,892,666
Banco de Vasconia                                6,200         264,130
Banco Intercontinental (a)                      47,000       4,458,408
Banco Popular Espanol, S.A.                     10,000       1,679,724
                                                           -----------
                                                            24,198,038

INSURANCE5.0%
Corporacion Mapfre, S.A. (a)                    89,627       5,047,377
Mapfre Vida de Seguros, S.A.                     3,324         187,462
                                                           -----------
                                                             5,234,839

REAL ESTATE3.0%
Estacionamientos Subterraneos, S.A.             82,500       1,499,579
Filo, S.A.                                     395,000       1,679,561
                                                           -----------
                                                             3,179,140
                                                           -----------
                                                            32,612,017


UTILITIES28.4%
ELECTRIC & GAS21.2%
Electricas Reunidas de Zaragoza, S.A.          151,562       3,234,547
Endesa (a)                                     109,000       5,855,338
Fuerzas Electricidad de Cataluna, S.A.
  Series A                                     289,000       1,880,787
Gas Natural, S.A.                               20,000       2,840,112
Gas y Electricidad, S.A.                        32,000       1,643,695
Iberdrola I, S.A.                              589,362       4,973,738
Sevillana de Electricidad                      265,000       1,879,424
                                                           -----------
                                                            22,307,641

TELEPHONE7.2%
Compania Telefonica Nacional de Espana, S.A.   546,200       7,534,737
                                                           -----------
                                                            29,842,378


CONSUMER STAPLES8.0%
FOOD5.3%
El Aguila, S.A.*                               175,000       1,120,424
Natra, S.A.                                     70,134         455,288
Viscofan Envolturas Celulosicas (a)            380,503       3,967,607
                                                           -----------
                                                             5,543,319

TOBACCO2.7%
Tabacalera, S.A. Series A (a)                   75,899       2,851,573
                                                           -----------
                                                             8,394,892


ENERGY5.6%
Repsol, S.A. (a)                               185,973       5,862,844


MULTI INDUSTRY5.3%
Corporacion Financiera Alba, S.A.               99,000       5,583,255


CAPITAL GOODS5.2%
ENGINEERING & CONSTRUCTION4.1%
Compania Levantia de Obras Publicas             20,000         304,298
Cubiertas Y Mzov, S.A.                          10,000         545,302
Dragados Y Construcciones, S.A.                 93,000       1,211,227
Fomento de Construcciones Y Contratas, S.A.     29,158       2,214,629
                                                           -----------
                                                             4,275,456

MACHINERY1.1%
Zardoya Otis, S.A.                              11,000       1,142,537
                                                           -----------
                                                             5,417,993


CONSUMER SERVICES5.1%
ENTERTAINMENT & LEISURE TIME0.0%
Grand Tibidabo, S.A. *                         132,660          59,207

PRINTING & PUBLISHING3.3%
Grupo Anaya*                                    16,801         364,010
Midesa                                         128,654       1,195,353
Midesa* rights expiring 12/24/95               128,654         119,535
Unidad Editorial, S.A. Series A * (c)        1,511,470       1,750,336
                                                           -----------
                                                             3,429,234


4



                                                                 THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                         SHARES     U.S. $VALUE
----------------------------------------------------------------------
RETAIL1.8%
Centros Comerciales Continente, S.A. *          82,500    $  1,851,043
                                                          ------------
                                                             5,339,484


CONSUMER MANUFACTURING2.1%
BUILDING & RELATED2.1%
Portland Valderrivas, S.A. (a)                  19,590       1,227,211
Uralita, S.A.                                   97,150         985,418
                                                          ------------
                                                             2,212,629


HEALTHCARE2.1%
Fabrica Espanol de Productos Quimicos Y
  Farmaceuticos                                 30,375         948,953
Indo Internacional, S.A.                        19,119         674,873
Prim, S.A.                                      92,026         560,066
                                                          ------------
                                                             2,183,892


BASIC INDUSTRIES1.3%
MINING AND METALS0.8%
Acerinox, S.A.                                   8,250         826,777

OTHER0.5%
Cristaleria Espanola, S.A.                       9,000         516,332
                                                          ------------
                                                             1,343,109



                                             SHARES OR
                                             PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)      U.S. $VALUE
----------------------------------------------------------------------
OTHER INVESTMENTS1.9%
Asesores Bursatiles Capital Fund N.V. * (c)         25    $    680,906
Asesores Bursatiles Capital Fund N.V. II * (c)      25       1,358,836
                                                          ------------
                                                             2,039,742

Total Common Stocks And Other Investments
  (cost $94,847,039)                                       100,832,235


CONVERTIBLE BOND0.3%
El Aguila, S.A. 10.00%, 12/02/97 (d)
  (cost $338,524)                         ESP    3,833         342,136


TIME DEPOSIT0.2%
First National Bank of Chicago
  5.94%, 12/01/95
  (cost $200,000)                         US$      200         200,000

TOTAL INVESTMENTS -96.5%
  (cost $95,385,563)                                       101,374,371
Other assets less liabilities-3.5%                           3,637,100

NET ASSETS100%                                            $105,011,471


*   Non-income producing security.

(a) Securities (with an aggregate market value of $26,526,315) segregated to collateralize forward exchange currency contracts.

(b) Security represents investment in an affiliate.

(c) Restricted security, valued at fair value. (See Notes A and F.)

(d) Illiquid security, valued at fair value. (See Note A.)

    Glossary:
    ESP - Spanish Pesetas.

    See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                                                THE SPAIN FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $95,385,563)          $101,374,371
  Foreign cash, at value (cost $1,236,241)                           1,225,073
  Cash                                                                  86,375
  Receivable for investment securities sold                          2,367,694
  Foreign taxes receivable                                             266,921
  Unrealized appreciation of forward exchange currency contract        191,558
  Interest receivable and other assets                                  65,105
  Total assets                                                     105,577,097

LIABILITIES
  Management fee payable                                                91,163
  Accrued expenses                                                     474,463
  Total liabilities                                                    565,626

COMMITMENTS (see Note F)

NET ASSETS                                                        $105,011,471

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    100,267
  Additional paid-in capital                                       106,918,079
  Undistributed net investment income                                  300,802
  Accumulated net realized loss on investments                      (8,439,469)
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                      6,131,792
                                                                  -------------
                                                                  $105,011,471

NET ASSET VALUE PER SHARE(based on 10,026,746 shares outstanding)       $10.47


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                                     THE SPAIN FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld
    of $476,781)                                       $2,748,954
  Interest                                                239,999   $2,988,953

EXPENSES
  Management fee                                        1,057,756
  Custodian                                               376,302
  Professional                                            212,967
  Transfer agency                                         156,008
  Directors' fees and expenses                            122,634
  Printing                                                 80,198
  Registration                                             22,342
  Miscellaneous                                            62,755
  Total expenses                                                     2,090,962
  Net investment income                                                897,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized loss on investment transactions-unaffiliated
    issuers                                                         (2,521,817)
  Net realized loss on foreign currency transactions                  (597,189)
  Net realized gain on investment transactions-affiliated issuer     1,330,322
  Net change in unrealized depreciation of investments               6,433,021
  Net change in unrealized appreciation of foreign currency
    denominated assets and liabilities                                (416,743)
  Net gain on investments and foreign currency denominated
    assets and liabilities                                           4,227,594

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $5,125,585


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                               THE SPAIN FUND
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                     NOVEMBER 30,  NOVEMBER 30,
                                                         1995          1994
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $    897,991   $   542,837
  Net realized loss on investments and foreign
    currency transactions                             (1,788,684)     (231,307)
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                             6,016,278     9,063,062
  Net increase in net assets from operations           5,125,585     9,374,592

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                       -0-   (1,005,103)
  Distributions in excess of net investment income            -0-     (508,431)
  Net realized gain on investments and foreign
    currency transactions                                     -0-   (3,096,153)

CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
    of common stock                                           -0-       63,476
  Total increase                                       5,125,585     4,828,381

NET ASSETS
  Beginning of year                                   99,885,886    95,057,505
  End of year (including undistributed net
    investment income of $300,802 at
    November 30, 1995)                              $105,011,471   $99,885,886


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                                                THE SPAIN FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Spain Fund Inc., (the 'Fund') was incorporated in the state of Maryland on June 30, 1987, as a non-diversified, closed-end management investment company.

The financial statements include the accounts of the Fund and its wholly-owned subsidiary (Spain Shares Investments Maryland B.V.). The Fund is currently in the process of dissolving and liquidating its wholly-owned subsidiary. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or at the last bid price quoted on such day if no such closing price is available. If there are no quotations available for the day of valuation, the last available closing price will be used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $4,132,214 at November 30, 1995. In determining fair value, consideration is given to cost, operating and other financial data. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Foreign security and currency transactions may involve certain considerations and risks not normally associated with those of domestic origin as a result of, among others, the possibility of political and economic instability and the level of government supervision and regulation of foreign securities markets.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized loss on foreign currency transactions of $597,189 represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, foreign currency forward contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at November 30, 1995 was 123.235 ESP to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

To reflect reclassification arising from permanent book/tax differences for the year ended November 30, 1995, a reclassification was made to decrease accumulated net realized loss on investments and foreign currency transactions and decrease undistributed net investment income by $597,189.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the 'Investment Manager'), a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

Effective November 29, 1994, the Fund and the Investment Manager entered into a sub-advisory agreement with Privanza Banco Personal, S.A. (the 'Sub-Adviser'). Under this agreement the subadviser received a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the subadviser are payable by the Investment Manager from its fee.

Banco Bilbao Vizcaya, an affiliate of the subadviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 1995, the Fund earned $37,755 of interest income on cash balances maintained at the subcustodian. For the year ended November 30, 1995, the Fund received dividend income of $176,278 from common stock of Banco Bilbao Vizcaya owned by the Fund.

Brokerage commissions paid on securities transactions for the year ended November 30, 1995 amounted to $160,547 of which $1,448 was paid to Banco Bilbao Vizcaya.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $37,246,314 and $39,171,225, respectively, for the year ended November 30, 1995.

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1995, the Fund had an outstanding forward exchange currency contract with Brown Brothers Harriman & Co. to sell 3,169,000,000 Spanish Pesetas expiring on December 29, 1995, for $25,835,011. The market value of the forward exchange currency contract at November 30, 1995 was $25,643,453 resulting in an unrealized appreciation of $191,558.

At November 30, 1995, the cost of securities for federal income tax purposes was $95,637,460. Accordingly, gross unrealized appreciation of investments was $18,437,134 and gross unrealized depreciation of investments was $12,700,223 resulting in net unrealized appreciation of $5,736,911 (excluding foreign currency). At November 30, 1995 the Fund had a total capital loss carryforward of $8,187,572, of which $6,894,268 expires in the year 2001 and $1,293,304 expires in the year 2003. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 10,026,746 shares outstanding at November 30, 1995, the Investment Manager owned 9,454 shares.


10



                                                                 THE SPAIN FUND
_______________________________________________________________________________

NOTE E: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                       NET REALIZED AND     NET INCREASE
                                    UNREALIZED GAIN (LOSS)   (DECREASE)
                                      ON INVESTMENTS AND   IN NET ASSETS
                      NET INVESTMENT   FOREIGN CURRENCY    RESULTING FROM      MARKET PRICE
                       INCOME (LOSS)     TRANSACTIONS        OPERATIONS          ON NYSE
                     ----------------  ----------------  -----------------   ---------------
                      TOTAL    PER      TOTAL     PER      TOTAL     PER
QUARTER ENDED         (000)   SHARE     (000)    SHARE     (000)    SHARE     HIGH      LOW
------------------   ------  -------  --------  -------  --------   ------   -------   -----
November 30, 1995    $ (75)   $(.01)  $(1,346)   $(.14)  $(1,420)   $(.15)   $ 8.88    $8.25
August 31, 1995        651      .06     1,872      .20     2,522      .26    $ 9.25    $8.50
May 31, 1995          (129)    (.01)   $9,486      .94     9,357      .93    $ 9.00    $7.25
February 28, 1995      468      .05    (5,784)    (.58)   (5,316)    (.53)   $ 9.125   $7.75
                     ------  -------  --------  -------  --------   ------
                     $ 915    $ .09   $ 4,228    $ .42   $ 5,143    $ .51


November 30, 1994    $(341)   $(.03)  $(3,067)   $(.31)  $(3,408)   $(.34)   $10.50    $8.88
August 31, 1994        450      .04      (983)    (.10)     (533)    (.06)   $10.75    $8.63
May 31, 1994          (297)    (.03)     (975)    (.09)   (1,272)    (.12)   $11.13    $9.00
February 28, 1994      731      .07    13,857     1.38    14,588     1.45    $12.75    $9.25
                     ------  -------  --------  -------  --------   ------
                     $ 543    $ .05   $ 8,832    $ .88   $ 9,375    $ .93



NOTE F: RESTRICTED SECURITIES

                                          DATE ACQUIRED    SHARES       COST
                                          -------------  ---------   ----------
Asesores Bursatiles Capital Fund, N.V.       10/29/90           25   $1,115,170
Asesores Bursatiles Capital Fund, N.V. II     5/24/94           25    1,307,667
Unidad Editorial S.A. Series A               12/12/89      462,750      513,710
Unidad Editorial S.A. Series A                9/30/92    1,048,720    1,330,964


The securities shown above are restricted as to sale and have been valued at fair value in accordance with the policy described in Note A.

The value of these securities at November 30, 1995 was $3,790,078, representing 3.6% of net assets.

In connection with its investment in Asesores Bursatiles Capital Fund N.V. II the Fund may be required to invest up to an additional 750,000 Netherland Guilders (US $463,168) upon the request of Asesores Bursatiles Capital Fund.

NOTE G: SUBSEQUENT EVENT
DIVIDEND DECLARED
On December 20, 1995, the Board of Directors declared a dividend of $0.03 per share payable from net investment income. This dividend was paid on January 12, 1996 to shareholders of record as of December 29, 1995.


11



FINANCIAL HIGHLIGHTS                                             THE SPAIN FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       YEAR ENDED NOVEMBER 30,
                                                    ---------------------------------------------------------
                                                        1995        1994        1993        1992       1991
                                                    ----------  ----------  ----------  ----------  ---------
Net asset value, beginning of year                    $ 9.96       $9.49       $8.28      $11.65      $12.26

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    .09         .05         .10         .16         .15
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions          .42         .88        1.29       (3.16)        .53
Net increase (decrease) in net asset value
  from operations                                        .51         .93        1.39       (3.00)        .68

LESS: DISTRIBUTIONS
Dividends from net investment income                      -0-       (.10)       (.17)       (.15)       (.14)
Distributions in excess of net investment income          -0-       (.05)         -0-         -0-         -0-
Distributions from net realized gain on
  investments and foreign currency transactions           -0-       (.31)       (.01)       (.22)      (1.15)
Total dividends and distributions                         -0-       (.46)       (.18)       (.37)      (1.29)
Net asset value, end of year                          $10.47       $9.96       $9.49      $ 8.28      $11.65
Market value, end of year                             $ 8.625      $9.125      $9.625     $ 8.375     $13.25

TOTAL RETURN (A)
Total investment return based on:
  Market value                                         (5.48)%     (1.29)%     17.31%     (34.82)%     17.62%
  Net asset value                                       5.12%       9.28%      16.99%     (26.71)%      6.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)             $105,011     $99,886     $95,058     $82,920    $116,665
Ratio of expenses to average net assets                 2.07%       2.09%       2.24%       2.34%       1.98%
Ratio of net investment income to average net
  assets                                                 .89%        .53%       1.10%       1.50%       1.33%
Portfolio turnover rate                                   38%         22%         65%         43%         35%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.


12



REPORT OF INDEPENDENT ACCOUNTANTS                                THE SPAIN FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE SPAIN FUND, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the 'Fund') at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
January 8, 1996


13



ADDITIONAL INFORMATION                                           THE SPAIN FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the 'Dividend Shares'). State Street Bank and Trust Company (the 'Agent') will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An elections will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the 'Exchange') or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus the commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares.


14



                                                                 THE SPAIN FUND
_______________________________________________________________________________

There may be insufficient shares available in the market ot make distributions in shares at process below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.


15



                                                                 THE SPAIN FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
ANGEL CORCOSTEGUI
H.R.H. PILAR DE BORBON Y BORBON
INMACULADA DE HABSBURGO-LORENA
ENRIQUE L. FEVRE
IGNACIO GOMEZ-ACEBO
DR. JAMES M. HESTER
JOSE LUIS FEITO HIGUERUELA
MARILYN PERRY
FRANCISCO GOMEZ ROLDAN
JUAN MANUEL SAINZ DE VICUNA
REBA W. WILLIAMS
CARLOS DELCLAUX ZULUETA

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
NICHOLAS CROSSLAND, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
JOSEPH J. MANTINEO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE, LLP
1177 Avenue of the Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices form time to time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted ot the shareholders of The Spain Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of sharesof the Fund or any securities mentioned in this report.


16



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17



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18



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19



THE SPAIN FUND, INC.
Summary of General Information

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The Fund's NYSEtrading symbol is 'SNF'. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL and each Saturday in THE NEW YORK TIMES and BARRON'S, and other newspapers in a table called 'Closed End Funds'. Additional information about the fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

THE SPAIN FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCECAPITAL A
MUTUAL FUNDS WITHOUT THE MYSTERY.SM

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SPNAR